UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 12, 2010

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 12, 2010, Texas Competitive Electric Holdings Company LLC (“TCEH”) and TCEH Finance, Inc., a direct, wholly-owned subsidiary of TCEH (together with TCEH, the “Issuer”), entered into an agreement with an institutional investor (the “Exchange Holder”) pursuant to which the Issuer agreed to exchange approximately $884 million aggregate principal amount of its 15% Senior Secured Second Lien Notes due 2021, Series B (the “New Notes”) plus accrued and unpaid interest on certain of the Old Notes (defined below) for approximately $1.27 billion aggregate principal amount of the Issuer’s 10.25% Senior Notes due 2015, the Issuer’s 10.25% Senior Notes due 2015, Series B, and the Issuer’s 10.50%/11.25% Senior Toggle Notes due 2016 (collectively the “Old Notes”) held by certain managed funds and accounts of the Exchange Holder. The closing of the exchange is subject to customary closing conditions.

The New Notes will be issued pursuant to the Indenture, dated as of October 6, 2010 (the “Base Indenture”), as supplemented by the First Supplemental Indenture thereto, dated as of October 20, 2010 (the “First Supplemental Indenture”) and as it will be supplemented by the Second Supplemental Indenture thereto (the “Second Supplemental Indenture”) to be dated as of the closing date of the exchange, in each case, among the Issuer, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee. The terms of the New Notes will be identical in all material respects to the Issuer’s outstanding 15% Senior Secured Second Lien Notes due 2021, Series B (the “Series B Notes”). A description of the material terms of the Series B Notes is contained in the Form 8-K filed by Energy Future Holdings Corp. (“EFH”) and Energy Future Competitive Holdings Company (“EFCH”) with the Securities and Exchange Commission (“SEC”) on October 26, 2010. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by EFH and EFCH on October 8, 2010, and a copy of the First Supplemental Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by EFH and EFCH on October 26, 2010. A copy of the Second Supplemental Indenture will be filed with the SEC promptly after the closing of the exchange.

Forward-Looking Statements

This Form 8-K contains forward-looking statements, which are subject to various risks and uncertainties. Such risks and uncertainties include, among others, the possibility that the exchange is delayed or does not close. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections is contained in EFH and EFCH’s Form 10-K and 10-Q filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

Dated: November 15, 2010